Subsequent Event	12 Months Ended
Dec. 31, 2022
Subsequent Event.
Subsequent Event

20. Subsequent Event

Investment in Beijing Che Mai Technology Co., Ltd. (“Che Mai”)

In February 2023, the Group made an investment in Che Mai, which primarily engages in providing marketing and renting solutions for new energy cars. Pursuant to the investment agreement, the Group subscribed 332,507 newly issued ordinary shares with total consideration of RMB 3.0 million, which was paid on February 17, 2023. After the subscription, the Group owned 3% equity interests in Che Mai. The Group has no significant influence over Che Mai. The investment was recorded using measurement alternative defined as cost, less impairment plus or minus subsequent adjustment for the observable price changes in orderly transactions for the identical or similar investment of the same issuer.